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                                                                    Exhibit 10.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements (Forms F-3 No. 333-12096, No. 333-13550 and No. 333-84510) of
Deutsche Telekom AG of our report dated April 30, 2001, relating to the financial statements of DT-FT Italian Holding GmbH, which appears in this Annual Report on Form 20-F/A.

June 26, 2003



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